EATON VANCE AMT-FREE MUNICIPAL INCOME FUND

EATON VANCE ATLANTA CAPITAL FOCUSED GROWTH FUND
EATON VANCE ATLANTA CAPITAL HORIZON GROWTH FUND

EATON VANCE ATLANTA CAPITAL SELECT EQUITY FUND

EATON VANCE ATLANTA CAPITAL SMID-CAP FUND

EATON VANCE BUILD AMERICA BOND FUND
EATON VANCE CALIFORNIA MUNICIPAL INCOME FUND

EATON VANCE MASSACHUSSETTS MUNICIPAL INCOME FUND

EATON VANCE NATIONAL MUNICIPAL INCOME FUND

EATON VANCE NEW YORK MUNICIPAL INCOME FUND

EATON VANCE OHIO MUNICIPAL INCOME FUND
Supplement to Prospectuses dated February 1, 2013

1.

 The following replaces “Class C shares” under “Choosing a Share Class.” in “Purchasing Shares”:

Class C shares are offered at net asset value with no front-end sales charge.  If you sell your Class C shares within one year of purchase, you generally will be subject to a contingent deferred sales charge (“CDSC”).  The CDSC is deducted from your redemption proceeds.  Under certain circumstances, the Class C CDSC may be waived (such as certain redemptions from tax-deferred retirement plan accounts).  See “CDSC Waivers” under “Sales Charges” below.  Class C shares pay distribution and service fees equal to 1.00% (0.95% for the Eaton Vance Massachusetts, New York and Ohio Municipal Income Funds) annually of average daily net assets.  Orders for Class C shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate value of all Eaton Vance fund shares held within the purchasing shareholder’s account(s)) is $1 million or more ($250,000 or more, effective March 1, 2014 except for tax-deferred retirement plans and deferred compensation plans which will remain at $1 million or more).  Investors considering cumulative purchases of $1 million or more ($250,000 or more, effective March 1, 2014 except for tax-deferred retirement plans and deferred compensation plans which will remain at $1 million or more) or who, after a purchase of shares, would own shares of Eaton Vance funds with a current market value of $1 million or more ($250,000 or more, effective March 1, 2014 except for tax-deferred retirement plans and deferred compensation plans which will remain at $1 million or more), should consider whether another Class of shares would be more advantageous and consult their financial intermediary.

February 6, 2014	14189 2.6.14